UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 www.sec.gov

     FORM 8-K CURRENT REPORT

Pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934

DATE OF THIS REPORT: MARCH 6, 2006

CARTOON ACQUISITION, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50411	20-0269287
(State of Incorporation)	(Commission File Number)	(Federal Employer I.D. No.)

One East Main Street Suite 610 Rochester, New York 14614-1880 (Street Address of Principal Executive Office) Mailing Address: Post Office Box 202 Wyoming, New York 14591-0202

(585) 495-9923

(Registrant’s Telephone Number Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

The Registrant is submitting this Form 8-K filing to report current and extraordinary events in accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934 and to report non-public information required to be disclosed by Regulation FD.

APPLICABLE DISCLOSURES AND DISCLAIMERS.

     This is a current report filed by the Cartoon Acquisition, Inc., a United States corporation organized under the laws of the State of Delaware (the "Registrant") with the U. S. Securities and Exchange Commission (the "Commission") on Form 8-K (this "Report"). The Registrant has stated all of the material facts necessary for the Commission and the public to make an informed decision pertinent to the matters subject and to the disclosures herein made.

     COMPLIANCE WITH THE COMMISSION'S RULES GOVERNING THE USE OF FORM 8-K REPORTS BY

SHELL COMPANIES.

     The Registrant's senior executive officer and sole director has been informed of the Commission's releases that are applicable to the use of reports on Form 8-K by "shell" companies. In pursuance of the "spirit" of the objectives the Commission has suggested by Release No. 33-8400, Release No. 33-8407, Release No. 33-49424, and Release No. 33-49566, the Registrant is providing full and complete disclosure to each item for which the Registrant is providing a response in this Report. All of the responses in this Report will be made in reliance of the information required to be furnished by a "small business issuer" pursuant to Regulation S-B.

NOTICE OF EVENTS TO BE REPORTED AND TIME FOR FILING OF REPORT.

       This Report contains current information on the Registrant as of the date hereof.

     The Registrant considers the information in this Report to be "filed" under the Securities Exchange Act of 1934.

NOTICE OF APPLICATION OF GENERAL RULES AND REGULATIONS.

     Where permitted or as may be applicable, the Registrant has elected to report the information contained in this filing using the alternate options available to "small business issuers" under the rules and regulations stated in Regulation S-B. The Registrant is not the issuer of "asset-backed" securities, and is not subject to the rules and regulation promulgated by Regulation AB.

FURTHER UNDERTAKINGS.

     The Registrant, for the events that occurred during the period described herein, further agrees (a) to timely file an amendment or amendments that reflect a change or changes in the facts or events that, individually or collectively, represent a fundamental change in the information contained in this Report and on Form 8-K for each period in question, and (b) to include any other information that may be pertinent to the events described in this Report and obtained by the Registrant on a date beyond the date of this Report.

AVAILABLE INFORMATION.

     The Registrant is subject to the reporting requirements of section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, is obligated to file current, quarterly, annual, or transitional reports, proxy statements, and other information with the Commission, and is obligated to deliver copies of certain reports and filings by mail to its shareholders and to certain other parties, as required by Federal securities laws. Such reports, proxy statements, and other filings may be inspected (at no charge) and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of said materials may be obtained at prescribed rates from the

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Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 or from the Commission's Web site, the address of which is www.sec.gov .

     The specific information contained in this Report has been accumulated, compiled, and presented in accordance with the requirements set forth in 17 CFR 243.100 and 17 CFR 243.101.

     The Registrant shall permit its shareholders to ask questions of and receive answers from the Registrant concerning any aspect of the information contained in this Report, and, if necessary, to obtain additional information, to the extent the Registrant possesses such information or to the extent the Registrant can acquire such information without unreasonable effort or unreasonable expense, in order to verify the accuracy of the information contained in this Report to any of its shareholders. The Registrant encourages its shareholders to contact it; if electronically, to cartooninvestors@rochester.rr.com, or, if by mail, to its mailing address, which is Post Office Box 202, Wyoming, New York 14591-0202, or to the address of its principal executive office. (The Registrant cannot assure the Commission or the public that its principal executive office address, its mailing address, or its e-mail address will remain operative on any date beyond the date of this Report, and is subject to change without notice.)

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SECTION 8 - OTHER EVENTS.

Item 8.01. Other Events.

     Some of the statements made in Section 8, Item 8.01 of this Current Report may be deemed to be "forward-looking" statements, as that term is defined in Section 27A of the Securities Act of 1933 (15 U.S.C. 77z-2) and in Section 21E of the Securities Exchange Act of 1934 (15 U.S.C. 78u-5), which are referred to as "statutory safe harbor" provisions. Forward-looking statements are not historical facts; rather, forward-looking statements are based upon the opinions and estimates of the Registrant's management at the time such statements are made. Every forward-looking statement is subject to inherent risks and uncertainties that could cause the actual results to differ materially from the plans, projections, or expectations expressed or implied by such statement at the time the statement was made. The Registrant cautions the public not to place undue influence on these forward-looking statements, which speak only as of the date they were made and may not have been updated in further filings, schedules, or reports required to be filed with the Commission, delivered to the Registrant's shareholders and/or investors, or reported to any other body government.

     Certain statements contained in this section of this Current Report may infer an impression of optimism about the Registrant's beliefs and expectations, expressed through words such as "expects", "anticipates", "intends", "plans", "believes", "seeks", "estimates", "contemplates", "prospective", "attempt", "proposed", and similar expressions or terms identify forward looking statements.

A. Notice of Late Filing by Registrant; Reasonable Estimate by Registrant to Remedy Delinquency.

     Ordinarily, the Registrant would seek relief for one or more of its late filings pursuant to Rule 12b-25(b); however, because the Registrant has been perpetually delinquent from the date its Registration Statement on Form 10-SB, which became effective by lapse of time 60 days from October 3, 2003, and for the specific reasons set forth hereinbelow, the Registrant does not qualify for relief pursuant to Rule 12b-25(b). Consequently, the purpose of this Report is to notify the Commission and the public of (a) the circumstances that contributed to the Registrant's overall delinquency under its reporting obligations under Section 13(a) of the Exchange Act, (b) the specific reasons the Registrant has been unable to obligate itself pursuant to the guideline the Registrant heretofore submitted to the Commission to remedy its delinquent filings, and (c) to indicate a reasonable estimate of the dates on which the Registrant's remaining required reports that have not been filed will be filed with the Commission.

     From the date the Registrant filed the aforementioned Registration Statement through February 2, 2005, and with the principal exception of the Registrant's submission of that certain Registration Statement, the only reports submitted in relationship to the Registrant were those of ownership submitted by the Registrant's principal shareholders on Form 3 and Form 4, statements of beneficial ownership on Schedule 13G and Schedule 13D, and two current reports relative to certain administrative actions by the Registrant, each of which were filed on Form 8-K. The other required periodic, quarterly, and annual reports, including reports to security holders, were unable to be filed due to severe and restrictive limitations on the Registrant's available capital and/or credit and by certain other limiting factors related to corporate administration.

     On or about January 25, 2005, Randolph S. Hudson purchased approximately 92.5% of the Registrant's common stock, with the principal intention of fully-developing the Registrant (in pursuit of its objectives as were previously stated to the Commission on the Registrant's Form 10-SB Registration Statement. (The Registrant incorporates portions of Mr. Hudson's Schedule 13D, which was filed with the Commission on or about March 29, 2005, which indicates, among other things, the Registrant's aspiration to bring current its delinquent reports and to aggressively pursue its plan of operation (which from time to time may be amended upon proper notification to the Commission and, thus, to the public).

     During the course of Mr. Hudson's development of the Registrant, in fact, while Mr. Hudson was contacting the Commission to request comprehensive filing privileges on behalf of the Registrant, Mr. Hudson was informed by the Commission, the Registrant's Registration Statement was in the process of being terminated by the Commission's Division of Corporation Finance. (A facsimile of that letter is attached as Exhibit 99 hereto.)

     Upon learning of this matter, Mr. Hudson immediately contacted the Office of Emerging Growth Companies within the Division of Corporation Finance to request additional time for the Registrant to prepare its delinquent filings, on which date the Commission acknowledged the Registrant's Registration Statement would not be terminated, primarily due to the Commission's defective delivery of said letter to the Registrant. Moreover, the Commission granted the Registrant an additional period of time to bring its filings current, based on then the Registrant's estimates of the time it required to prepare and submit its delinquent filings. That date has passed and, although the Registrant has prepared and submitted approximately 90% of its delinquent filings, the Registrant has not prepared and submitted all of its required filings for the period from June 30, 2005 through December 31, 2005.

     The Registrant has endured colossal, unavoidable, and unpredictable obstacles in attempting to arrange its affairs, specifically, by its efforts to compile the information necessary to prepare its reports, to format its reports (in order to submit them on the EDGAR system), and to submit the reports to the Commission.

     While the Registrant has been accustomed to a perpetual shortage of funds with which to conduct its ongoing development, the principal reason the Registrant was incapable of sooner preparing and submitting its reports was due to the direct effect of two hurricanes that made landfall in East Central Florida during October and November 2005. During these two months, the Registrant's sole officer and director was utilizing the premises located at 103 Sharon Drive in Melbourne, Florida in order to prepare the Registrant's delinquent reports. The aforementioned premises sustained considerable structural damage, and, the resultant water damage destroyed or rendered unrecognizable certain of the Registrant's books and records and, more specifically in regard to this discussion, the water damage destroyed or rendered unusable a goodly portion of the Registrant's financial receipts and records. From November 15, 2005 to-date, the Registrant has been contacting all of the parties required to provide the Registrant with replicated and/or reproduced financial records and receipts (and other documents that comprise its general book and records), which the Registrant is delivering to its non-certifying accountant, John J. Marchaesi of Rochester, New York, for his review and compilation on March 7, 2006. Thereafter, the Registrant expects that Mr. Marchaesi will timely submit the records to the Registrant's certifying accountant, Michael T. Studer, CPA, P.C., of Freeport, New York, for its review and audit, as may be applicable to the specific types of report the Registrant will be filing.

     The Registrant expects that a significant change in the results of operations for its last calendar year will be reflected in its Annual Report on Form 10-KSB for the calendar year ended December 31, 2005, and will be included, in detail, in that report.

     From a narrative perspective, the significant changes in its results of operations for its last calendar year will be comprised of the following events (which will be reported accordingly in the appropriate sections for the relevant periods on the Registrant's respective Form 10-QSB and Form 10-KSB reports): (a) the formation of a subsidiary wholly-owned by the Registrant for the purpose of engaging in the business of a retail eating and (alcoholic beverage) drinking establishment, (b) the announcement of a share exchange transaction between the Registrant and Diamine Tech Group, Inc., a Delaware corporation (pursuant to a Rule 425 filing the Registrant submitted to the Commission on or about November 2, 2005, and (c) the existence of certain material contracts related to (i) the Registrant's employment of a qualified stock transfer agent and (ii) the Registrant's borrowings under a credit accommodation with Michael H. Troso of Indialantic, Florida. (The Registrant deems that it is complying with the operative provisions of Regulation FD by disclosing the heretofore non-public information stated hereinabove.)

     From a quantitative perspective, the Registrant is unable to estimate the specific costs involved that will be reflected as significant changes in its results of operations for its most recently-ended calendar year, because the Registrant has only today received the complete information that it lost due to the damage caused by two hurricanes last year. However, the Registrant is able to state that it will be disclosing higher levels of borrowings (as its principal form of income last year), and, consequently, the Registrant will post significantly higher overall losses for the calendar year ended December 31, 2005 as compared to previous periods, which it has heretofore reported to the Commission. The Registrant expects only minimal expenses related to the formation and organization of its wholly-owned subsidiary and as the result of its share exchange with the stockholders of Diamine Tech Group, Inc.

     With the Commission's indulgence, and because the Registrant is on this date in possession of the (copies or reproductions of ALL of the original) documents, records, and other materials required to prepare its reports, statements of financial conditions, and the like, the Registrant is confident the reports listed in the table below will be submitted on the date indicated adjacent to the type of report, as follows:

Filing Type		Description of Filing	Period Covered	Estimated Filing Date

Form	10-QSB	Quarterly Report	June 30, 2005	March 10, 2006
Form	10-QSB	Quarterly Report	September 30,
			2005	March 17, 2006
Form	10-KSB	Annual Report	December 31,
			2005	March 29, 2006 (1)
Form	8-K	Market for Common Stock and Related
		Stockholder Matters; Listing Standards	March 24, 2006	March 27, 2006 (2)
Form	10-QSB	Quarterly Report	March 31, 2006	April 15, 2006

(1) The actual filing date for this entry will depend on the actual time it takes for the Registrant's certifying accountant to fully complete the audit and prepare the Registrant's statements of financial condition. Presently, it is the Registrant's understanding that the non-certifying accountant and certifying accountant will need approximately two weeks beginning on March 8, 2006, to complete the audit and related accounting work.

(2) The actual period covered by this event and the actual filing date of this report will depend on the
Registrant's notification by its principal market maker that the National Association of Securities
Dealers has accepted its Form 211 Application for processing, which was submitted to the
Registrant's principal advisor on or about March 3, 2006.

     When submitted, the information contained in each of the aforementioned reports will comply with the Commission's existing and recently-adopted rules and regulations applicable to "blank check" or "shell" companies (to the extent and to the date the Registrant remained classified as a "shell" company by the Commission) in pursuance of the objectives the Commission published in Release No. 33-8400, Release No. 33-8407, Release No. 33-49424, and Release No. 33-49566. In addition, the quarterly and reports will contain all of the information that, ordinarily, would have had to have been reported on Form

8-K, Schedule 14A, and Schedule 14C, as may be applicable, in separate reports for the respective periods, pursuant to the Commission's rules and regulations.

     Following the final filing described in the above table, the Registrant will be current in its reporting obligations in every respect.

(1) Risks Associated with the Registrant's Late Filings.

     Depending on the Commission's view toward the Registrant's explanation hereinunder in regard to its delinquent filings, the Registrant believes the Commission may: (a) take no action, (b) provide the Registrant with a letter requesting further information on the content of one or more of its delinquent reports, (c) request additional information the Registrant did not provide in any given report, (d) impose a sanction, civil penalty, fine against the Registrant or its senior executive officer, (e) initiate an administrative or criminal proceeding against the Registrant, and/or its senior executive officer, which may result in a fine or other penalty, or (f) one or more of the above.

     In the event the Commission was to proceed with any action under section (d) or section (e) of the foregoing paragraph, the Registrant's stockholders and investors should be aware the undeterminable consequences to the Registrant would be material and adverse to the Registrant's financial condition and capability to continue to function and operate as a going concern.

     Furthermore, if the Commission granted the Registrant the time it will require to complete and submit the remainder of its delinquent filings and takes no further action against the Registrant, and, if the Registrant, for whatever reason, is incapable of obligating itself with regard to remedying its delinquent filings pursuant to the above table, the Commission may notify the Registrant, in writing, as the result of its continued failure to file its reports under Section 13(a), that the Registrant will, most likely, be given 15 days to remedy all delinquencies, to the satisfaction of the Commission, and, if not filed within that period time, the Commission may revoke or otherwise terminate the Registrant's Registration Statement on Form 10-SB.

     If implemented, such termination would materially and adversely affect the Registrant and its stockholders.

B. Change in the Registrant's Contact Information.

     The Commission and the public should be aware the Registrant's contact information has been changed and is reflected in the following information: to become effective on the date hereof, the Registrant's new area code and telephone number are 585-495-9923, which, as of the date hereof, also serves as the Registrant's telecopier number. The telephone and telecopier numbers the Registrant previously reported to the Commission and to the public prior to the date hereof are no longer valid.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: March 6, 2006 By Order of the Board of Directors:

Cartoon Acquisition, Inc.,
a Delaware corporation (the "Registrant")

/s/  Randolph S. Hudson

Chief Executive (Principal Executive) Officer
Chief Financial (Principal Financial) Officer

THIS REPORT DOES NOT REQUIRE CERTIFICATIONS BY THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND/OR PRINCIPAL FINANCIAL OFFICER.